UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 28, 2008 (May 22, 2008)

CORPORATE OFFICE PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-14023	23-2947217
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6711 Columbia Gateway Drive

Suite 300
Columbia, Maryland 21046
(Address of principal executive offices)

(443) 285-5400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2008 Annual Meeting of Shareholders held on May 22, 2008, the shareholders of Corporate Office Properties Trust (the “Registrant”) approved the Corporate Office Properties Trust 2008 Omnibus Equity and Incentive Plan (the “Plan”), under which the Registrant may issue equity-based awards to officers, employees, non-employee trustees and any other key persons of the Registrant and its subsidiaries.  The Plan provides for a maximum of 2,900,000 shares of the Registrant’s common shares of beneficial interest to be issued in the form of share options, share appreciation rights, deferred share awards, restricted share awards, unrestricted share awards, performance shares, dividend equivalent rights and other equity-based awards and for the granting of cash-based awards.  A description of the material terms of the Plan can be found in the section of the Definitive Proxy Statement on Schedule 14A filed by the Registrant on April 9, 2008 entitled “Proposal 3—Adoption of the 2008 Omnibus Equity and Incentive Plan,” in the subsection entitled “Summary of the 2008 Plan,” and is incorporated by reference into this Form 8-K.

The foregoing summary is qualified in its entirety by reference to the Plan, which is filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 5.03            Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 27, 2008, the Registrant amended Article V, Section 5.2 of its Amended and Restated Declaration of Trust to eliminate the classification of its Board of Trustees.  Prior to completing this amendment, Article V, Section 5.2 of the Registrant’s Amended and Restated Declaration of Trust had provided for the classification of the Board of Trustees into three classes and, at each annual meeting of shareholders, the members of one class were elected to three-year terms as Trustees.  As a result of the amendment, the classification of the Board of Trustees was eliminated, the current term of office of each Trustee will end at the Registrant’s 2009 Annual Meeting of Shareholders and Trustees will thereafter be elected for one-year terms at each annual meeting of shareholders. Furthermore, any Trustee chosen as a result of a newly created Trusteeship or to fill a vacancy on the Board of Trustees will hold office until the Registrant’s next annual meeting of shareholders.

The foregoing summary is qualified in its entirety by reference to the amendment, which is filed as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

Item 9.01.          Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
3.1	Articles of Amendment of Amended and Restated Declaration of Trust
99.1	Corporate Office Properties Trust 2008 Omnibus Equity and Incentive Plan (1)

(1)              Incorporated herein by reference to Annex B to the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission by Corporate Office Properties Trust on April 9, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 28, 2008

CORPORATE OFFICE PROPERTIES TRUST

By:	/s/ Randall M. Griffin
Name:	Randall M. Griffin
Title:	President and Chief Executive Officer

By:	/s/ Stephen E. Riffee
Name:	Stephen E. Riffee
Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Articles of Amendment of Amended and Restated Declaration of Trust
99.1	Corporate Office Properties Trust 2008 Omnibus Equity and Incentive Plan (1)

(1)              Incorporated herein by reference to Annex B to the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission by Corporate Office Properties Trust on April 9, 2008.